                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 10/01/03 - 10/31/03

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                         DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.   ATTACHED     ATTACHED
------------------                                                            --------   --------     --------
Schedule of Cash Receipts and Disbursements                                   MOR - 1A      x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)        MOR - 1B      x
Statement of Operations                                                       MOR - 2
Balance Sheet                                                                 MOR - 3
Status of Postpetition Taxes                                                  MOR - 4       x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                        x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                               x
Summary of Unpaid Postpetition Debts                                          MOR - 4       x
    Listing of aged accounts payable                                                        x
Accounts Receivable Aging                                                     MOR - 5       x
Debtor Questionnaire                                                          MOR - 5       x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


RESPONSIBLE PARTY:


/s/ Mark E. Toney                        Chief Executive Officer
--------------------------------------   ---------------------------------------
Signature of Responsible Party           Title

Mark E. Toney                            December 15, 2003
--------------------------------------   ---------------------------------------
Printed Name of Responsible Party        Date


PREPARER:


/s/ John P. Boyle                        Chief Accounting Officer
--------------------------------------   ---------------------------------------
Signature of Preparer                    Title

John P. Boyle                            December 15, 2003
--------------------------------------   ---------------------------------------
Printed Name of Preparer                 Date

IN RE DVI FINANCIAL SERVICES INC.          REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12657 (MFW)

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                                                                        CUMULATIVE
                                                                                    CURRENT MONTH                     FILING TO DATE
                                                                           -----------------------------------        --------------
                                                                            DEBTOR              NON-DEBTOR (M)            ACTUALS
                                                                           --------             --------------        --------------
CASH BEGINNING                                                                6,581                   8,919                 7,565

RECEIPTS (b)
Owned Domestic Lease Payments                                                 2,443                      --                 5,442
Securitization Collections /
(Transfers) (a)                                                                  --                  41,225               101,155
Repayment From Trusts (c)                                                        --                   1,030                 1,119
Owned International Lease Payments (d)                                        3,197                      --                 4,804
International Bank Transfers In (n)                                             863                      --                   863
Receipts on Behalf of Affiliates                                              1,000                      64                 1,064
DIP Advances                                                                  3,357                      --                 3,357
Other Receipts (e)                                                               98                      --                 1,712
                                                                           --------                --------              --------
TOTAL RECEIPTS                                                               10,959                  42,318               119,516
                                                                           ========                ========              ========

DISBURSEMENTS
Payroll (f)(g)                                                               (1,119)                     --                (2,008)
Benefits (f)(g)                                                                 (93)                     --                  (240)
Building Costs (h)                                                             (386)                     --                  (491)
Equipment Costs                                                                (330)                     --                  (428)
Auto, Travel & Entertainment                                                    (22)                     --                   (52)
Outside Services (i)                                                            (83)                     --                  (113)
Sales & Use Taxes                                                              (658)                     --                (1,213)
Debt Repayment to Banks (d)(j)                                               (1,854)                     --                (2,658)
International Bank Transfers Out (n)                                         (2,883)                     --                (2,883)
Servicer Disbursements (a)                                                       --                 (44,841)              (99,901)
Payments on Behalf of Affiliates (k)                                           (594)                    (77)               (1,115)
Other Expense (l)                                                              (145)                     --                  (288)

DIP Repayments                                                               (5,256)                     --                (5,256)
DIP Fees                                                                       (127)                     --                  (127)
Professional Fees                                                            (1,331)                     --                (1,331)
U.S. Trustee Quarterly Fees                                                      --                      --                    --
                                                                           --------                --------              --------
TOTAL DISBURSEMENTS                                                         (14,882)                (44,918)             (118,104)
                                                                           ========                ========              ========
NET CASH FLOW                                                                (3,923)                 (2,600)                1,412
                                                                           ========                ========              ========
CASH END OF MONTH                                                             2,658                   6,319                 8,977
                                                                           ========                ========              ========

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                                       (14,882)
   Transfers to Debtor in Possession Accounts                                                                                  --
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                                    --
   Payments on Behalf of Affiliates (k)                                                                                       594
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                           (14,288)


See footnotes on following page.                                        MOR - 1A

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-A FOOTNOTES

      (a) Checks received at the Debtor-owned US Bank 7074 lockbox are comprised of both securitized and Debtor-owned contract payments. Securitization related wires received at the Fleet 6540 account are transferred to the respective securitization trust lockboxes. Customers route their contract payments to 7074 where they are sorted according to the ownership of the related contract. US Bank automatically transfers contract payments that can be identified from lockbox 7074 to a series of other US Bank lockboxes for each of the securitized pools, on the day the funds are received without any control or intervention by DVI Financial Services, Inc. (DFS), case #03-12657. In contrast, certain remittances cannot be immediately identified or belong to DFS and require intervention by DFS to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt. Funds belonging to DFS are sent to the Fleet operating account (6540).


      (b) The continued collection of cash for all contracts serviced by DFS, on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DFS's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DFS maintains its entire portfolio on Info Lease - except for the $40 million Italian portfolio that resides on its own software. DFS's retail equipment business (large-ticket) employs 3 full-time collectors. DFS's small-ticket operation maintains a separate team of collectors, which has been recently augmented with the addition of four collectors from a third party. The accounts of DVI Business Credit Corporation (BC), case #03-12658, customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI Inc.'s (DVI), case #03-12656, European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DFS refers the most challenging situations to outside counsel. DFS has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

      (c) DFS services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS has been required in the past to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, DFS no longer makes servicer advances. The trustee has notified the note holders that an amortizing event may have occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools. During the month the Debtor received $1,030,000 of repayments that will subsequently be remitted to sales tax escrow accounts, trust or other non-Debtor accounts in November.

      (d) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In October, $3,197,114 of customer payments were received. Memorial Hospital, a Turkish customer, accounted for $1,456,000 and a UK Local Authority payoff accounted for $985,000 of the total receipts (see footnote j).

      (e) The $98,000 of other receipts consists of $71,000 from the sale of interests in Philadelphia sports and entertainment tickets and the liquidation of the Texas and Georgia offices. The remaining $27,000 is due to foreign currency revaluation gains on cash accounts.

      (f)   The number of employees at the end of the four previous months:

July                  231
August                143
September             127
October                93

      (g) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to BC. Only the payroll of certain departments, however, is subject to the allocation. While DFS identifies payroll for each department, it was not doing so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DFS. The benefit-to-payroll relationship, with 11% allocation of benefits (similar to payroll), is a much more consistent 9.8% for DFS and 9.4% for BC.

      (h)   Building costs of $386,000 consist of the following: Jamison office
            - $212,000 and Jamison real estate taxes - $89,000. International facilities - $86,000. Chicago SPG office - $65,000. California office and other miscellaneous utilities, storage, etc - $35,000. Allocation to BC - ($101,000).

      (i)   Outside services costs of $83,000 are comprised of the following:
            Bankruptcy noticing - $41,000. Workout/collections consultant - $18,000. Credit system (Lexis Nexis) - $16,000. Miscellaneous - $7,000. International - $1,000.

      (j) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

            Principal and interest payments totaling $1,853,869 ($1,684,774 principal and $169,095 interest) were made during October. Please see the table below for detail of principal payments and the October ending balances. .

                                      OCTOBER          ENDING
BANK                                 PRINCIPAL        BALANCE
NAME             COUNTRY             REPAYMENTS     OCT 31, 2003
----             -------             ----------     ------------
ING           United Kingdom            31,290          838,698
Isbank        Turkey                 1,456,152        9,767,872
Oyak          Turkey                   194,462        5,073,671
Lombard       United Kingdom             2,870       11,446,027
                                    $1,684,774
                                    ==========

      (k) The $594,000 paid by DFS on behalf of BC consists of the allocation of Jamison-based costs totaling $175,000, and the direct payment of BC invoices $419,000. Furthermore, DFS incurred $77,000 on behalf of MSF (a non-Debtor entity) during the period.

      (l) Other expenses of $145,000 are comprised of the following: Insurance of $28,000, electronic data processing of $36,000, bank charges of $18,000, office supplies of

            $13,000, international expenses of $23,000 plus security and other miscellaneous charges of $27,000.

      (m) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through unrestricted lockbox collection accounts. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (n) Transfers of $862,506 were received in the international branch accounts during October. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

            Transfers of $2,882,737 were paid out of the international branch accounts during October. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries. A transfer of $1,717,847 was paid to the non-Debtor German subsidiary in October. This amount represented proceeds from a Turkish contract payoff which is booked on the non-Debtor German subsidiary (Memorial Hospital, see footnote d).

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)                REPORTING PERIOD: 10/01/03 - 10/31/03


BANK RECONCILIATIONS
(in thousands)

                                                       DEBTOR ACCOUNTS                 NON-DEBTOR ACCOUNTS          CURRENT MONTH
                                               ------------------------------    --------------------------------    ------------
                                                DEBTOR
                                               OPERATING    INTERNATIONAL (P)    RESTRICTED (M)    LOCKBOX (A)(O)      ACTUALS
                                               ---------    -----------------    --------------    --------------    ------------
CASH BEGINNING OF MONTH                            4,023           2,559              6,191              2,728          15,500

RECEIPTS (b)
Owned Domestic Lease Payments                      2,443              --                 --                 --           2,443
Securitization Collections / (Transfers)(a)           --              --              9,610             31,615          41,225
Repayment From Trusts (c)                             --              --              1,030                 --           1,030
Owned International Lease Payments (d)                --           3,197                 --                 --           3,197
International Bank Transfers In (n)                   --             863                 --                 --             863
Receipts on Behalf of Affiliates                   1,000              --                 64                 --           1,064
DIP Advances                                       3,357              --                 --                 --           3,357
Other Receipts (e)                                    72              27                 --                 --              98
                                                 -------         -------            -------            -------         -------
TOTAL RECEIPTS                                     6,872           4,086             10,704             31,615          53,277
                                                 =======         =======            =======            =======         =======

DISBURSEMENTS
Payroll (f)(g)                                      (905)           (214)                --                 --          (1,119)
Benefits (f)(g)                                      (84)             (9)                --                 --             (93)
Building Costs (h)                                  (300)            (86)                --                 --            (386)
Equipment Costs                                     (107)           (223)                --                 --            (330)
Auto, Travel & Entertainment                         (10)            (12)                --                 --             (22)
Outside Services (i)                                 (82)             (1)                --                 --             (83)
Sales & Use Taxes                                   (658)             --                 --                 --            (658)
Debt Repayment to Banks (d)(j)                        --          (1,854)                --                 --          (1,854)
International Bank Transfers Out (n)                  --          (2,883)                --                 --          (2,883)
Servicer Disbursements (a)                            --              --            (13,879)           (30,962)        (44,841)
Payments on Behalf of Affiliates (k)                (594)             --                (77)                --            (671)
Other Expense (l)                                   (122)            (23)                --                 --            (145)

DIP Repayments                                    (4,978)           (278)                --                 --          (5,256)
DIP Fees                                            (127)             --                 --                 --            (127)
Professional Fees                                 (1,331)             --                 --                 --          (1,331)
U.S. Trustee Quarterly Fees                           --              --                 --                 --              --
                                                 -------         -------            -------            -------         -------
TOTAL DISBURSEMENTS                               (9,299)         (5,583)           (13,956)           (30,962)        (59,800)
                                                 =======         =======            =======            =======         =======
NET CASH FLOW                                     (2,427)         (1,497)            (3,253)               653          (6,523)
                                                 =======         =======            =======            =======         =======
CASH END OF MONTH                                  1,596           1,062              2,938              3,381           8,977
                                                 =======         =======            =======            =======         =======

BANK BALANCE                                       4,941           1,062                 --              3,297           9,299
   Deposits in Transit                                --              --                 --                 27              27
   Outstanding Checks                               (407)             --                 --                 --            (407)
   Non-Debtor Funds in Debtor Accounts (m)        (2,938)             --              2,938                 --              --
   Other (q)                                          --              --                 --                 57              57
ADJUSTED BANK BALANCE                              1,596           1,062              2,938              3,381           8,977


See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12657 (MFW)

MOR 1-B FOOTNOTES

      (a) Checks received at the Debtor-owned US Bank 7074 lockbox are comprised of both securitized and Debtor-owned contract payments. Securitization related wires received at the Fleet 6540 account are transferred to the respective securitization trust lockboxes. Customers route their contract payments to 7074 where they are sorted according to the ownership of the related contract. US Bank automatically transfers contract payments that can be identified from lockbox 7074 to a series of other US Bank lockboxes for each of the securitized pools, on the day the funds are received without any control or intervention by DVI Financial Services, Inc. (DFS), case #03-12657. In contrast, certain remittances cannot be immediately identified or belong to DFS and require intervention by DFS to identify and transfer the funds normally within 24 hours (trust agreements permits 48 hours) of their receipt. Funds belonging to DFS are sent to the Fleet operating account (6540).

      (b) The continued collection of cash for all contracts serviced by DFS, on its own behalf (approximately 600) and for the securitized contracts (approximately 12,000), as well as international (approximately 1,500) non-Debtor contracts owned by individual securitizations remains a priority. DFS's collection effort for its equipment contracts centers on its Info Lease portfolio management software. DFS maintains its entire portfolio on Info Lease - except for the $40 million Italian portfolio that resides on its own software. DFS's retail equipment business (large-ticket) employs 3 full-time collectors. DFS's small-ticket operation maintains a separate team of collectors, which has been recently augmented with the addition of four collectors from a third party. The accounts of DVI Business Credit Corporation (BC), case #03-12658, customers are maintained on Stucky - a software system designed to handle the management of revolving lines of credit secured by receivables. In-country personnel pursue collections of amounts due from customers outside the United States. The planned sale of substantially all of DVI Inc.'s (DVI), case #03-12656, European and Asian portfolios will eliminate the need to maintain a collection infrastructure in those countries. The asset workout specialists who pursue the more difficult delinquent situations reinforce the collectors in all businesses. DFS refers the most challenging situations to outside counsel. DFS has recently accelerated the issuance of default letters and other procedures, as a result of increased delinquencies subsequent to its bankruptcy filing.

      (c) DFS services the portfolio of 9 securitizations. It provides the securitization trustee each month with a servicer report that accounts for changes in the portfolio, including those arising from the collection of cash. DFS, on a daily basis, remits funds collected during the month to the trustee. The trustee then makes disbursements to each securitization's note holders on the basis of information contained in the servicing report. DFS has been required in the past to augment funds collected from customers by remitting to the trustee funds from DFS's own account in amounts representing shortages arising from the delinquency of certain contracts. The repayment of these "servicer advances" is given a priority in the subsequent month's servicing report. As a result of DFS's bankruptcy filing, DFS no longer makes servicer advances. The trustee has notified the note holders that an amortizing event may have occurred, and has confined distributions to the payment of interest. Principal payments to the note holders are being delayed, as well as repayment of DFS's servicer advances (which are passthrough payments), late fees, and payment of servicing fees. DFS pays customer sales taxes and continues to be reimbursed by the trustee the subsequent month for the collected taxes which are remitted to the pools. During the month the Debtor received $1,030,000 of repayments that will subsequently be remitted to sales tax escrow accounts, trust or other non-Debtor accounts in November.

      (d) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In October, $3,197,114 of customer payments were received. Memorial Hospital, a Turkish customer, accounted for $1,456,000 and a UK Local Authority payoff accounted for $985,000 of the total receipts (see footnote j).

      (e) The $98,000 of other receipts consists of $71,000 from the sale of interests in Philadelphia sports and entertainment tickets and the liquidation of the Texas and Georgia offices. The remaining $27,000 is due to foreign currency revaluation gains on cash accounts.

      (f)   The number of employees at the end of the four previous months:

July                  231
August                143
September             127
October                93

      (g) There is an agreement among creditors to allocate 17% of certain Jamison, PA-based expenses (30% of building-related) to BC. Only the payroll of certain departments, however, is subject to the allocation. While DFS identifies payroll for each department, it was not doing so for the cost of benefits. Therefore, 17% of the payroll of select departments and 17% of all benefits are allocated to BC - resulting in a somewhat higher percentage of benefits for BC than DFS. The benefit-to-payroll relationship, with 11% allocation of benefits (similar to payroll), is a much more consistent 9.8% for DFS and 9.4% for BC.

      (h)   Building costs of $386,000 consist of the following: Jamison office
            - $212,000 and Jamison real estate taxes - $89,000. International facilities - $86,000. Chicago SPG office - $65,000. California office and other miscellaneous utilities, storage, etc - $35,000. Allocation to BC - ($101,000).

      (i)   Outside services costs of $83,000 are comprised of the following:
            Bankruptcy noticing - $41,000. Workout/collections consultant - $18,000. Credit system (Lexis Nexis) - $16,000. Miscellaneous - $7,000. International - $1,000.

      (j) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks.

            Principal and interest payments totaling $1,853,869 ($1,684,774 principal and $169,095 interest) were made during October. Please see the table below for detail of principal payments and the October ending balances. .

                                        OCTOBER                ENDING
BANK                                   PRINCIPAL               BALANCE
NAME               COUNTRY             REPAYMENTS           OCT 31, 2003
----               -------             ----------           ------------
ING           United Kingdom               31,290                838,698
Isbank        Turkey                    1,456,152              9,767,872
Oyak          Turkey                      194,462              5,073,671
Lombard       United Kingdom                2,870             11,446,027
                                       $1,684,774
                                       ==========

      (k) The $594,000 paid by DFS on behalf of BC consists of the allocation of Jamison-based costs totaling $175,000, and the direct payment of BC invoices $419,000. Furthermore, DFS incurred $77,000 on behalf of MSF (a non-Debtor entity) during the period.

      (l) Other expenses of $145,000 are comprised of the following: Insurance of $28,000, electronic data processing of $36,000, bank charges of $18,000, office supplies of

            $13,000, international expenses of $23,000 plus security and other miscellaneous charges of $27,000.

      (m) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through unrestricted lockbox collection accounts. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (n) Transfers of $862,506 were received in the international branch accounts during October. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries.

            Transfers of $2,882,737 were paid out of the international branch accounts during October. These balances are primarily generated from transfers between the Debtor and non-Debtor foreign subsidiaries. A transfer of $1,717,847 was paid to the non-Debtor German subsidiary in October. This amount represented proceeds from a Turkish contract payoff which is booked on the non-Debtor German subsidiary (Memorial Hospital, see footnote d).

      (o)   All customer receipts flow through this US Bank lockbox account
            (7074). There are no journal entries required for non-Debtor funds that are automatically transferred to the proper securitization lockbox by US Bank because both the credit (customer account) and debit (proper lockbox) for the initial entry are known at the time of the daily lease system report. There is no need to record an entry showing that those funds made a temporary stop in the 7074 account for a few hours before they were automatically transferred.

            The amounts appearing below (including the $3.4 million ending balance), reflect funds for 1) those non-Debtor funds where intervention by DFS was necessary, and 2) Debtor-owned contracts. In both instances, the debit (receipt) is necessary to offset the credit to the customer account in the daily lease system report. DFS needs 24 hours to identify the proper lockbox for non-Debtor funds and book a credit (transfer out). Similarly, when the Debtor-owned funds are transferred from 7074 to Fleet bank account (6540), a credit (transfer out) is booked.

($ millions)      TRANSFER OUT      RECEIVED      BANK BALANCE
------------      ------------      --------      ------------
SEPT. 30                                               2.7
Oct. 1                (1.6)            1.5             2.6
Oct. 2                (0.9)            3.4             5.0
Oct. 3                (1.7)            1.0             4.4
Oct. 6                (3.4)            1.6             2.5
Oct. 7                (1.1)            1.8             3.3
Oct. 8                (1.5)            0.1             1.9
Oct. 9                (1.6)            0.1             0.4
Oct. 10               (0.0)            3.9             4.3
Oct. 13               (0.0)             --             4.2
Oct. 14               (3.3)            0.3             1.2
Oct. 15               (0.7)            0.8             1.3
Oct. 16               (0.1)            1.0             2.1
Oct. 17               (0.4)            1.2             2.9
Oct. 20               (0.9)            0.7             2.6
Oct. 21               (0.9)            0.5             2.3
Oct. 22               (0.7)            0.5             2.0
Oct. 23               (0.5)            0.4             1.9
Oct. 24               (0.5)            0.6             1.9
Oct. 27               (0.0)            1.3             3.2
Oct. 28               (0.8)            0.6             3.0
Oct. 29               (0.9)            0.4             2.6

($ millions)      TRANSFER OUT      RECEIVED      BANK BALANCE
------------      ------------      --------      ------------
Oct. 30               (0.7)            0.9             2.8
OCT. 31               (0.4)            1.0             3.4

      (p)   Accounts for international branches of DFS (see footnote d).

      (q)   Primarily returned wires and checks.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   10/01/03 - 10/31/03


                        STATUS OF POSTPETITION TAXES (a)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           Beginning        Amount                           Ending
                                              Tax         Withheld or        Amount           Tax
                                           Liability        Accrued           Paid          Liability
                                           ---------        -------           ----          ---------
FEDERAL
Withholding                                      --             152            (152)              --
FICA-Employee                                    --              51             (51)              --
FICA-Employer (b)                                15              36             (51)              --
Unemployment                                     --              --              --               --
Income (c)(d)                                58,184          17,669            (886)          74,967
Other                                            --              --              --               --
    Total Federal Taxes                      58,199          17,908          (1,140)          74,967
STATE AND LOCAL
Withholding                                      --              33             (33)              --
Sales (b)                                     3,661             558            (573)           3,646
Excise                                           --              --              --               --
Unemployment                                     --              --              --               --
Real Property                                    --              --              --               --
Personal Property                                --              --              --               --
Florida Doc Stamp                                --              --              --               --
Franchise                                        --              --              --               --
Other: Local Income Tax Withholding              --               7              (7)              --
    Total State and Local                     3,661             597            (612)           3,646
TOTAL TAXES                                  61,860          18,506          (1,753)          78,613


                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING         AMOUNT
----------------------         ------
Current                         766
0 - 30 days                      --
31 - 60 days                     --
61 - 90 days                     --
91+ days                         --
TOTAL ACCOUNTS PAYABLE          766


Explain how and when the Debtor intends to pay any past-due postpetition debts.

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See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 10/01/03 - 10/31/03
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

(a) The Debtor routinely pays sales and use taxes to hundreds of local, county, state and other authorities each period. Additionally, the Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

(d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries.

In re DVI Financial Services Inc.          Case No. 03-12657 (MFW)
                                           Reporting Period: 10/01/03 - 10/31/03


                            ACCOUNTS RECEIVABLE AGING
(in thousands)

ACCOUNTS RECEIVABLE AGING (A)(B)(C)     DEBTOR AMOUNT          NON-DEBTOR AMOUNT
-----------------------------------     -------------          -----------------
0 days old                                 110,718                  193,664
1 - 30 days old                             16,066                   56,781
31 - 60 days old                            42,719                  122,598
61 - 90 days old                             9,853                   62,767
91- 120 days old                             6,911                   50,100
+ Over 121 days                             45,684                   57,607
Total Accounts Receivable                  231,952                  543,517



                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                            YES         NO
----------------------------                                                            ---         --
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period?                                                                X
      If yes, provide an explanation below.

2.    Have any funds been disbursed from any account other than a debtor in
      possession account this reporting period?                                                      X
      If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed?                               X
      If no, provide an explanation below.

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?                                                               X
      If no, provide an explanation below.



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(a)   Amounts appearing in each of the delinquency categories represent the contracts' total remaining principal balance. The contract amounts appearing in the Accounts Receivable Aging Schedule consist of both owned ($231.9 million) and securitized contracts ($543.5 million). Under the relevant agreements, the Debtor's obligors generally are considered late if payment on a contract has not been received when due. Default on contracts results in acceleration of all remaining payments.

(b) At the inception of individual contracts, scheduled future payments are established for their entire term and recorded in our asset management system. The combined (principal and interest) scheduled payment for Debtor-owned contracts would approximate $3.0 million for the month immediately following the period covered by this report. That amount will fluctuate in subsequent months as various large end-of-term payments come due. Due to a variety of collection difficulties the Debtor is currently encountering with its customers as a result of Chapter 11, the anticipated actual collections next month will vary significantly from those originally scheduled at each contract's inception.

(c) Only includes receivables assets that represent amounts due from customers, not items such as certain accruals required under FAS 140 that are not amounts due from customers.

                                                                           MOR 5

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Reporting Period:   10/01/03 - 10/31/03



                          DVI FINANCIAL SERVICES INC.
                                 TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

  December 15, 2003                        /s/ John P. Boyle
---------------------                      -------------------------------------
        Date                               Signature of Responsible Party
                                           John P. Boyle